UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    (Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934)


Date of Report (Date of earliest event reported)      September 27, 2002
                                                --------------------------------

                                ZYGO CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                         0-12944                06-0964500
----------------------------         -----------------       -------------------
(State or Other Jurisdiction             (Commission            (IRS Employer
      of Incorporation                   File Number)        Identification No.)



Laurel Brook Road, Middlefield, CT                                    06455-0448
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:     (860) 347-8506
                                                   ...--------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On September 27, 2002, Zygo Corporation issued the press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

   Exhibit Number                    Description of Document
   --------------                    -------------------------------------------
        99.1                         Press release, dated September 27, 2002,
                                     announcing that Zygo Corporation will
                                     dispose of its Zygo TeraOptix business unit and facility located in Westborough,
                                     Massachusetts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ZYGO CORPORATION


Date:  September 27, 2002           By:     /s/ J. BRUCE ROBINSON
                                            ------------------------------
                                            Name:  J. Bruce Robinson
                                            Title: Chairman, President and
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

99.1 Press Release, dated September 27, 2002, announcing that Zygo Corporation will dispose of its Zygo TeraOptix business unit and facility located in Westborough, Massachusetts.

                                  EXHIBIT 99.1
Richard Dressler
Vice President Finance, Chief Financial Officer, and Treasurer
Voice:  860-347-8506
inquire@zygo.com

For Immediate Release

               ZYGO TO DISPOSE OF ITS ZYGO TERAOPTIX BUSINESS UNIT

Middlefield, Connecticut -- September 27, 2002 -- Zygo Corporation (NASDAQ:
ZIGO) announces that it will dispose of its Zygo TeraOptix business unit and facility located in Westborough, Massachusetts. ZYGO is seeking a buyer for this business. ZYGO will discontinue its telecommunications business in Westborough, Massachusetts, no later than November 30, 2002. The disposition of this business unit effectively terminates the Company's venture into the telecommunications business. The Zygo TeraOptix operation had sales for the year ended June 30, 2002 of $4,158,000, or 5%, of ZYGO's consolidated sales.

With the dramatic changes in the telecommunications industry, including excess capacity, capital spending cutbacks, and delays in deployment of high-speed technologies, demand for the components produced by Zygo TeraOptix has significantly decreased. Disposition of the Zygo TeraOptix business unit allows ZYGO to concentrate on growth and profitability in its other two markets, semiconductor and industrial.

The Company will record an impairment charge in accordance with SFAS 144 and other related exit costs for the quarter ended September 27, 2002. The amount of the charges, which have not yet been determined, will relate primarily to the difference between the net book value of the applicable fixed assets ($28,000,000) and the estimated proceeds from the disposition of these assets.

Zygo Corporation (NASDAQ:ZIGO), headquartered in Middlefield, Connecticut, is a worldwide developer and supplier of high-performance metrology instruments, high precision optics, optical assemblies, and automation for the semiconductor and industrial markets. See ZYGO's web site at www.zygo.com for additional information.

This press release may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors, which could cause actual results to differ materially, are described in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission.



                                   Page 2 of 2